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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                 June 26, 1996
                                 -------------
                       (Date of earliest event reported)

                                 CLARCOR Inc.
                                 ------------
            (Exact name of registrant as specified in its charter)

Delaware                        0-3801                       36-0922490
- --------                        ------                       ----------
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)

2323 Sixth Street, P.O. Box 7007, Rockford, Illinois               61125
- ----------------------------------------------------               -----
(Address of principal executive offices)                           (Zip Code)

815-962-8867
- ------------
(Registrant's telephone number,
including area code)

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Item 5.  Other Events

On June 26, 1996, CLARCOR announced that Richard A. Snell had resigned as a member of the Board of Directors of the Company. Replacing Mr. Snell on the Board will be Mr. Norman E. Johnson, CLARCOR's President and Chief Operating Officer.

Reference is made to Exhibit 1 hereto, which is a press release issued by CLARCOR Inc. on June 26, 1996, for additional details and information.



                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      CLARCOR Inc.
                                                      ------------
                                                      (Registrant)

June 26, 1996                                         By /s/ Lawrence E. Gloyd
                                                        ----------------------


                                                      Lawrence E. Gloyd
                                                      Chairman of the Board &
                                                      Chief Executive Officer